UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

Item 1. Report to Shareholders

Global Growth Stock Fund	October 31, 2014

The views and opinions in this report were current as of October 31, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Global markets generated solid returns over the last 12 months, with U.S. equities showing particular strength. However, a surging U.S. dollar trimmed returns for U.S. investors in overseas markets. Emerging markets as a whole finished the reporting period nearly unchanged in aggregate, but sentiment toward developing countries clearly improved in 2014. In an encouraging sign, the variation in returns among countries and companies within emerging markets was much wider than in 2013, when investors sold off essentially all emerging markets regardless of fundamentals. Your fund posted healthy returns, outperforming its benchmark as a result of strong stock selection—particularly in emerging markets. This is an excellent illustration of our strength in worldwide fundamental analysis and stock picking, which we expect to generate the bulk of the fund’s relative returns. It also shows how maintaining a truly global portfolio with broad exposure to the most fertile areas in both developing and emerging markets can benefit our investors.

Your fund returned 6.49% and 10.95% for the 6- and 12-month periods ended October 31, 2014, respectively. (Results for the Advisor Class shares were slightly lower, reflecting their higher expense ratio.) The fund outperformed both the MSCI All Country World Index and the Lipper Global Multi-Cap Growth Funds Average for both reporting periods. The fund’s longer-term relative performance was also strong. Based on cumulative total return, Lipper ranked the Global Growth Stock Fund 42 of 250, 74 of 213, 60 of 156, and 12 of 126 global multi-cap growth funds for the one-, three-, and five-year and since-inception periods ended October 31, 2014, respectively. (The Lipper since-inception ranking was calculated from October 31, 2008, through October 31, 2014. Results will vary for other periods. Past performance cannot guarantee future results.)

Currency Conversion a Double-Edged Sword

The U.S. dollar has appreciated sharply against most developed markets and many emerging markets currencies since mid-2014. The accompanying chart shows an index of the dollar's value over the past 10 years compared with the most widely traded global currencies.

The Dollar Also Rises
105
100
95
90
85
80
75
70
11/04
11/05
11/06
11/07
11/08
11/09
11/10
11/11
11/12
11/13
11/14

Inflation-adjusted, trade-weighted foreign exchange value of the dollar against major currencies. Source: Federal Reserve.

The U.S. dollar continually fluctuates versus most other currencies based on economic conditions, interest rate trends, government policies, geopolitical tensions, and other factors. The U.S. dollar's recent appreciation reflects the improving U.S. economic conditions compared with other major markets, including Europe and Japan, and expectations for rising U.S. interest rates. The dollar is also historically perceived as a "safe haven" currency amid geopolitical turmoil. When the U.S. dollar appreciates, imported goods can be purchased with fewer dollars, and U.S. exports become more expensive for foreign buyers.

A strengthening dollar hurts the performance of nondollar investments for U.S. investors, while a falling dollar is additive to performance. For the six-month period ended October 31, 2014, the dollar rallied, gaining almost 10% versus the euro, 9% versus the Japanese yen, and more than 5% against the British pound. In that period, the MSCI EAFE Index of developed stock markets outside the U.S. and Canada generated a 3.47% return in local currency terms, but after converting to dollars, the same basket of stocks returned -4.63% for U.S. investors. Results were similar for the MSCI All Country World Index ex USA, which in addition to the EAFE index, includes Canada and all countries in the MSCI Emerging Markets Index. It generated a 4.23% return in local currency terms, but after converting to dollars, it returned -2.55% for U.S. investors.

Investors should keep in mind that currency trends are unpredictable and should not be a primary factor when making long-term investment decisions.

Strong stock selection in the financials, consumer discretionary, and information technology sectors accounted for most of our outperformance versus the MSCI All Country World Index. On a regional basis, our stock selection within emerging markets helped results. Interestingly, our large relative overweight to emerging markets, where we see more abundant opportunities for earnings growth than in developed markets, did not contribute to relative performance. Our underweight to Europe made a positive contribution to relative performance, while sector allocation had little impact.

MARKET REVIEW

U.S. stocks surpassed the performance of equities in other regions as continued low interest rates and improving economic conditions fueled a rally. Data released over the course of the reporting period showed a fairly steady improvement in the U.S. labor market and economic growth. By October 2014, the unemployment rate had dropped to 5.8%, the lowest level in over six years, and the economy expanded at a 3.5% annual rate in the third quarter of 2014. The Fed ended its quantitative easing (QE) program, as expected, in October, and investors anticipate an initial rate increase from the central bank in mid-2015.

Stocks in developed European markets gained in local currency terms but finished the reporting period slightly down in terms of U.S. dollars. However, investors became increasingly concerned about stagnant economic growth in the eurozone as the calendar year progressed, which led to a significant decline in European shares in the summer. In an effort to stimulate bank lending, the European Central Bank (ECB) reduced its benchmark lending rates in June, and again in September, and began to effectively charge banks to keep reserves at the central bank. The ECB also announced that it would start to buy asset-backed securities and certain types of secured debt to try to spark growth, but it stopped short of announcing a full-scale QE initiative that would involve purchases of government bonds. However, the ECB’s efforts to stimulate the region’s economy did not have an immediate effect as growth hovered near zero and inflation stayed unusually low.

Japanese stocks were little changed for the reporting period. Thanks to the combination of the Bank of Japan’s ongoing aggressive QE program and targeted fiscal reforms, the Japanese economy made strides toward recovery from its decades-long malaise. In mid-2014, Prime Minister Shinzo Abe outlined a series of structural reforms designed to reinvigorate corporate earnings and improve the country’s positioning for future economic growth. These changes, which encompass efforts to include more women in the workforce, ease regulations in the agriculture and health care industries, and improve corporate governance, have proven difficult to implement because of Japan’s demographic and cultural factors. At the end of the reporting period, the Bank of Japan surprised markets by increasing the size of its securities purchases, which provided a significant boost to Japanese stocks.

Emerging markets as a whole posted a small gain in U.S. dollar terms for the 12-month reporting period, but that masked a much larger dispersion of returns for individual developing countries than we experienced in 2013. For example, Indian stocks jumped more than 29% after the country elected in May a reformist government led by Prime Minister Narendra Modi. Russian stocks, on the other hand, fell sharply as a result of Moscow’s ongoing military and political conflict with Ukraine. Broadly speaking, we’ve noticed an increasing dispersion of returns in emerging markets in a departure from the indiscriminate selling of 2013. While emerging markets stocks and currencies lost considerable ground in January, central banks in Brazil, India, South Africa, and Turkey raised their benchmark interest rates, helping to stabilize their currencies and defuse worries about capital outflows. Economic growth in China lagged the government’s official 7.5% goal for 2014, which put pressure on commodities prices worldwide.

PORTFOLIO STRATEGY REVIEW

We are focused on identifying stocks with the best prospects for long-term earnings growth through fundamental research. Our process focuses on bottom-up company research instead of top-down macro analysis, keeping in mind that country-specific factors can affect individual stocks. As a result, our stock selection tends to drive the portfolio’s broader sector allocations. Our largest sector allocation at both the beginning and end of the reporting period was financials; industrials and business services replaced information technology as the second-largest allocation by the end of the fiscal year. We reduced the size of our information technology holdings, both in absolute terms and relative to the benchmark, as valuations in that sector increased. We also reduced the size of our allocation to the health care sector relative to the benchmark for the same reason. Telecommunication services remained the smallest sector allocation.

In terms of regional positioning, we increased the size of our allocation to European (excluding the UK) stocks in developed markets, although we are still underweight Europe relative to the benchmark. We boosted our European holdings as the euro fell, economic indicators showed weakness, and eurozone stocks dropped during the summer, making valuations more reasonable. The market disproportionately punished European industrials companies, providing attractive opportunities to add to our exposure in that sector—particularly in stocks that focus on exporting globally rather than distributing within Europe. On the other hand, we trimmed our Japanese holdings. Although Prime Minister Abe’s aggressive stimulus programs have positively affected Japan’s near-term economic growth and inflation expectations, his ability to overcome Japanese demographic and cultural trends to permanently boost wage growth and consumption is highly uncertain.

We maintained a large allocation, and a significant overweight relative to the benchmark, to emerging markets stocks. We used underweights to the U.S., developed Europe, and Japan to fund the overweight to developing countries. We believe that investor sentiment toward emerging markets bottomed at some point in 2013, and the early 2014 fears that a currency crisis would spread throughout developing countries quickly dissipated. Our conviction in the long-term potential of many emerging markets stocks remains high, and we viewed the sell-off in emerging markets as an opportunity to increase our allocation while also improving the quality of our holdings. However, we recognize the importance of selectivity at the company level given the current headwinds from a strengthening dollar, potentially rising U.S. interest rates, and steep decreases in the prices of some commodities.

Our Indian and Indonesian banks were strong performers that benefited from positive election outcomes and robust outlooks for economic growth and lending. Axis Bank and HDFC Bank, which are well-capitalized and profitable Indian banks, rose as the country’s economy continued to recover, and sentiment improved dramatically on the heels of the election of Prime Minister Modi. Axis Bank focused on retail funding and lending, which softened the impact of a slowdown in corporate credit and fee growth. HDFC Bank maintained a prudent stance on spending and expenses as organic growth in the Indian economy drove its business. In Indonesia, Bank Central Asia benefited from the July election of reform-minded President Joko Widodo, and its shares continued to rise as its total deposits steadily grew and it improved its operating leverage. We believe that Indonesia’s favorable demographics, combined with the bank’s solid asset quality, pricing power, and disciplined management, leave Bank Central Asia well positioned for future growth. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Chipotle Mexican Grill was a standout contributor in the consumer discretionary sector. The “fast casual” U.S. restaurant chain gained as it showed significant growth in traffic even after raising menu prices. We believe that the stock will continue to trade at a high valuation because of its exceptional economics and strong positioning for store growth. On the negative side, Amazon.com lost ground. Shares of the U.S.-based e-commerce company abruptly fell in February and March following below-expectations sales results. Amazon shares gained in the summer before falling again in September and October.

We continue to like the stock and are optimistic about the prospects for long-term growth in its cloud computing and online storage businesses in particular.

In the information technology sector, our holdings are positioned to benefit from the ongoing transition toward greater computing mobility, increasing use of the Internet, and the growing adoption of technology in emerging markets. Chinese search engine Baidu is well positioned to benefit from all three of these trends. Baidu shares recovered in early 2014 and gained as a result of strong revenue growth and a promising outlook for wider profit margins. The company has experienced significant increases in revenue from mobile computing, and we expect ongoing margin expansion to drive its earnings higher in 2015. We participated in the initial public offering (IPO) for Alibaba Group Holding, the Chinese e-commerce powerhouse, near the end of the reporting period. The shares rallied sharply after the IPO and made a notable contribution to fund performance. Alibaba controls 80% of China’s fast-growing e-commerce market and has a business model that we believe can operate at an even larger scale without additional investment in assets, and we think that it will be able to generate high cash flow volumes.

Our holdings in the consumer staples and energy sectors did not perform as well. Sun Art Retail, a Chinese hypermarket (superstore and department store combination) holding company, fell due to weak same-store sales growth. However, we remain confident in the company’s management team, and we expect it to use stringent cost controls to maintain gross profit margins as competitors’ margins come under pressure from rising costs. In the energy sector, U.S.-based gas and oil exploration and production company Range Resources declined after a June announcement that it would need to raise additional equity. The firm’s dominant position in Pennsylvania’s Marcellus shale formation should allow it to benefit from new pipelines that will likely come online in the coming months, helping to reduce the difficulties in moving natural gas from the Marcellus formation to the rest of the country. We also believe that Range Resources has one of the most extensive long-term inventories of natural gas and oil in the exploration and production industry.

INVESTMENT OUTLOOK

Regional equity markets have experienced incremental shifts resulting in valuation levels that we believe are a better reflection of current economic realities than at the beginning of the reporting period. In the U.S., many investors appear to share our positive but cautious outlook. While the cyclical upturn in U.S. economic growth appears to be durable, corporate earnings growth rates will likely be modest.

We are confident that Europe offers long-term growth potential, but the near-term outlook for the region is concerning. Lower European stock valuations reflect these worries. Eurozone corporate earnings remain disappointing. Structural and political issues within the eurozone, combined with the contentious situation between the West and Russia involving Ukraine, have called into question the viability of further economic improvement in the region because of the strong trade links between Europe and Russia. We believe that the ECB will need to launch additional economic stimulus, but political divisions in the eurozone could lead to delays.

Investor expectations, expressed in the form of stock valuations, have also justifiably become more tempered in Japan. The initial implementation of Abenomics undoubtedly improved the near- to medium-term outlook for the country, but we are more skeptical about Prime Minister Abe’s ability to enact the next level of reforms. Not surprisingly, Japan’s demographic and cultural obstacles to reform have proven difficult to effectively address. On the positive side, the Bank of Japan’s aggressive expansion of its bond buying at the end of the reporting period should help push the country toward growth.

We are encouraged by the growing level of dispersion of returns within emerging markets. We expect investors to continue to draw more of a distinction between individual developing countries and among emerging markets stocks, departing from the temptation to regard emerging markets as a homogenous asset class. Even as the expected Fed tightening draws closer, we believe that the somewhat panicked reaction to rising U.S. interest rates in 2013—when investors sold emerging markets stocks almost uniformly—is unlikely to recur.

We remain convinced that stock selection will be the most important driver of returns going forward. We believe that the overall trajectory of the global economy will remain positive, although various factors will restrain growth rates, and that premium company earnings growth will stay scarce. Our truly global portfolio with broad exposure to developing countries should serve investors well in an environment of healthier economic growth and more opportunities for robust earnings acceleration in emerging markets. We are confident that our robust research platform and worldwide, fundamentally driven research process will prove well suited for increasingly selective markets.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

R. Scott Berg
Chairman of the fund’s Investment Advisory Committee

November 18, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Lipper averages: The average of available mutual fund performance returns in categories defined by Lipper Inc.

MSCI All Country World Index: A capitalization-weighted index of stocks from developed and emerging markets worldwide.

MSCI All Country World Index Large Cap: A capitalization-weighted index of large-cap stocks from developed and emerging markets worldwide.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	Year Ended 10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
NET ASSET VALUE					
Beginning of period	$ 21.35	$ 17.45	$ 17.30	$ 18.32	$ 16.89
Investment activities					
Net investment income[1]	0.10[2]	0.12[2]	0.11[2]	0.10[2]	0.14[2]
Net realized and unrealized gain / loss	2.09	3.91	1.22	(0.33)	2.83
Total from investment activities	2.19	4.03	1.33	(0.23)	2.97
Distributions					
Net investment income	(0.08)	(0.13)	(0.10)	(0.13)	(0.09)
Net realized gain	(1.16)	–	(1.08)	(0.66)	(1.45)
Total distributions	(1.24)	(0.13)	(1.18)	(0.79)	(1.54)
NET ASSET VALUE					
End of period	**$ 22.30**	**$ 21.35**	**$ 17.45**	**$ 17.30**	**$ 18.32**

Ratios/Supplemental Data

Total return[3]	**10.95%[2]**	**23.23%[2]**	**9.02%[2]**	**(1.37)%[2]**	**18.71%[2]**
Ratio of total expenses to average net assets	1.00%[2]	1.00%[2]	1.00%[2]	1.00%[2]	1.00%[2]
Ratio of net investment income to average net assets	0.45%[2]	0.64%[2]	0.65%[2]	0.54%[2]	0.85%[2]
Portfolio turnover rate	103.7%	96.2%	111.7%	133.0%	120.9%
Net assets, end of period (in thousands)	$ 90,197	$ 85,320	$ 65,574	$ 56,912	$ 43,237

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.00% contractual expense limitation in effect through 2/28/15.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

Advisor Class

	Year Ended 10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
NET ASSET VALUE					
Beginning of period	$ 21.24	$ 17.36	$ 17.21	$ 18.24	$ 16.84
Investment activities					
Net investment income[1]	0.07[2]	0.10[2]	0.09[2]	0.08[2]	0.13[2]
Net realized and unrealized gain / loss	2.08	3.89	1.22	(0.34)	2.81
Total from investment activities	2.15	3.99	1.31	(0.26)	2.94
Distributions					
Net investment income	(0.06)	(0.11)	(0.08)	(0.11)	(0.09)
Net realized gain	(1.16)	–	(1.08)	(0.66)	(1.45)
Total distributions	(1.22)	(0.11)	(1.16)	(0.77)	(1.54)
NET ASSET VALUE					
End of period	**$ 22.17**	**$ 21.24**	**$ 17.36**	**$ 17.21**	**$ 18.24**

Ratios/Supplemental Data

Total return[3]	**10.80%[2]**	**23.09%[2]**	**8.92%[2]**	**(1.54)%[2]**	**18.58%[2]**
Ratio of total expenses to average net assets	1.10%[2]	1.10%[2]	1.10%[2]	1.10%[2]	1.10%[2]
Ratio of net investment income to average net assets	0.34%[2]	0.54%[2]	0.54%[2]	0.43%[2]	0.76%[2]
Portfolio turnover rate	103.7%	96.2%	111.7%	133.0%	120.9%
Net assets, end of period (in thousands)	$ 1,012	$ 774	$ 609	$ 620	$ 620

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.10% contractual expense limitation in effect through 2/28/15.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
ARGENTINA 0.6%		
Common Stocks 0.6%		
MercadoLibre (USD)	4,060	553
Total Argentina (Cost $383)		553
AUSTRALIA 1.0%		
Common Stocks 1.0%		
Brambles	47,751	402
Woolworths	14,740	468
Total Australia (Cost $929)		870
AUSTRIA 0.4%		
Common Stocks 0.4%		
Andritz	8,522	412
Total Austria (Cost $494)		412
BELGIUM 0.6%		
Common Stocks 0.6%		
Anheuser-Busch InBev	4,834	536
Total Belgium (Cost $354)		536
BRAZIL 1.4%		
Common Stocks 1.4%		
BR Malls Participacoes	156,274	1,255
Total Brazil (Cost $1,233)		1,255
CANADA 1.2%		
Common Stocks 1.2%		
Canadian Natural Resources (USD)	13,180	460
Seven Generations Energy (1)(2)	10,550	213

GERMANY 1.3%

Common Stocks 0.5%

Continental	2,470	485
		485

Preferred Stocks 0.8%

Volkswagen	3,208	684
		684
Total Germany (Cost $1,221)		1,169

HONG KONG 2.6%

Common Stocks 2.6%

AIA Group	154,600	863
Jardine Strategic Holdings (USD)	21,000	748
Wynn Macau	201,600	740
Total Hong Kong (Cost $1,949)		2,351

INDIA 4.1%

Common Stocks 4.1%

Adani Enterprises	44,054	346
Axis Bank	77,865	566
HDFC Bank	45,952	745
Housing Development Finance	26,377	474
ITC	78,546	454
Kotak Mahindra Bank	28,967	529
Power Grid Corp of India	256,875	609
Total India (Cost $2,505)		3,723

INDONESIA 2.8%

Common Stocks 2.8%

Bank Central Asia	959,700	1,038

Jasa Marga	1,290,000	685
Kalbe Farma	2,447,800	346
Surya Citra Media	1,695,200	479
Total Indonesia (Cost $2,325)		2,548

ITALY 0.5%

Common Stocks 0.5%

Moncler	35,071	486
Total Italy (Cost $554)		486

JAPAN 3.1%

Common Stocks 3.1%

Japan Tobacco	12,800	444
Recruit Holdings (1)	10,100	332
SoftBank	10,600	785
Sumitomo	71,800	777
Takeda Pharmaceutical	11,300	493
Total Japan (Cost $2,658)		2,831

MALAYSIA 0.8%

Common Stocks 0.8%

Astro Malaysia Holdings	725,000	728
Total Malaysia (Cost $697)		728

MEXICO 1.6%

Common Stocks 1.6%

Grupo Financiero Santander Mexico, Class B, ADR (USD)	87,790	1,168
Infraestructura Energetica Nova	50,030	305
Total Mexico (Cost $1,351)		1,473

NETHERLANDS 0.5%

Common Stocks 0.5%		
ASML Holding (USD)	4,560	454
Total Netherlands (Cost $408)		454

NIGERIA 0.7%

Common Stocks 0.7%		
Guaranty Trust Bank, GDR (USD)	32,217	253
Nestle Foods Nigeria	71,002	420
Total Nigeria (Cost $687)		673

PERU 2.3%

Common Stocks 2.3%		
Credicorp (USD)	6,480	1,043
Inretail Peru (USD) (1)	25,242	458
Southern Copper (USD)	20,460	589
Total Peru (Cost $1,861)		2,090

PHILIPPINES 2.8%

Common Stocks 2.8%		
Alliance Global Group	689,500	394
Ayala Land	558,400	417
BDO Unibank	471,230	1,029
SM Investments	26,973	471
Universal Robina	63,720	265
Total Philippines (Cost $2,071)		2,576

SINGAPORE 1.2%

Common Stocks 1.2%		
Global Logistic Properties	299,000	641

United Overseas Bank	25,000	449
Total Singapore (Cost $1,030)		1,090

SOUTH AFRICA 0.8%

Common Stocks 0.8%		
Aspen Pharmacare Holdings	12,797	457
Shoprite Holdings	20,693	299
Total South Africa (Cost $632)		756

SPAIN 0.8%

Common Stocks 0.8%		
Banco Bilbao Vizcaya Argentaria	64,885	725
Total Spain (Cost $731)		725

SWEDEN 2.3%

Common Stocks 2.3%		
Alfa Laval	24,596	506
Assa Abloy, B Shares	11,225	597
Hexagon, B Shares	18,251	614
Svenska Cellulosa, B Shares	16,003	359
Total Sweden (Cost $1,933)		2,076

SWITZERLAND 2.4%

Common Stocks 2.4%		
Credit Suisse	20,341	542
Dksh Holding	8,784	649
Holcim	8,201	582
Richemont, A Shares	4,584	386
Total Switzerland (Cost $2,104)		2,159

Unilever	31,965	1,286
Total United Kingdom (Cost $6,297)		6,499

UNITED STATES 46.1%

Common Stocks 46.1%

AES	39,470	555
Allergan	3,470	660
Amazon.com (1)	4,400	1,344
American Airlines	38,380	1,587
American Tower, REIT	6,480	632
Apache	7,560	584
Apple	12,355	1,334
Autodesk (1)	7,760	447
Becton, Dickinson & Company	5,450	701
Biogen Idec (1)	2,100	674
BlackRock	3,050	1,040
Boeing	13,800	1,724
CarMax (1)	11,520	644
Celgene (1)	5,390	577
Chipotle Mexican Grill (1)	910	581
Cimarex Energy	5,510	626
Concho Resources (1)	6,240	680
CVS Health	6,230	535
Danaher	6,270	504
Delphi Automotive	5,270	364
Discovery Communications, Class C (1)	11,940	418
Ecolab	3,410	379
Eli Lilly	10,090	669
EQT	10,600	997
Estee Lauder, Class A	7,570	569
Gilead Sciences (1)	7,950	890
Goldman Sachs	2,020	384

Google, Class C (1)	3,035	1,697
HCA Holdings (1)	14,550	1,019
IntercontinentalExchange	2,860	596
Intuitive Surgical (1)	1,820	902
JPMorgan Chase	12,080	731
LinkedIn (1)	1,260	289
Lowe's	22,210	1,270
McKesson	4,380	891
Morgan Stanley	37,290	1,303
Och-Ziff Capital Management, Partnership	46,350	511
Pioneer Natural Resources	7,770	1,469
Precision Castparts	2,470	545
Priceline (1)	700	844
Range Resources	16,339	1,118
Red Hat (1)	7,560	445
Roper Industries	5,800	918
Ross Stores	7,490	605
salesforce.com (1)	5,570	356
Sensata Technologies Holding (1)	12,650	617
State Street	16,860	1,272
TD Ameritrade Holding	24,540	828
United Technologies	4,960	531
UnitedHealth Group	8,810	837
Visa, Class A	7,740	1,869
Weyerhaeuser, REIT	14,840	503
Total United States (Cost $33,682)		42,065

VIETNAM 0.3%

Common Stocks 0.3%

Vietnam Dairy Products JSC	50,726	267
Total Vietnam (Cost $279)		267

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $77,920)	$	91,185
Receivable for investment securities sold		725
Foreign currency (cost $90)		89
Unrealized gain on forward currency exchange contracts		57
Dividends receivable		41
Receivable for shares sold		25
Cash		25
Due from affiliates		12
Other assets		992
Total assets		93,151
Liabilities		
Payable for investment securities purchased		836
Payable for shares redeemed		70
Investment management fees payable		49
Due to affiliates		22
Unrealized loss on forward currency exchange contracts		11
Other liabilities		954
Total liabilities		1,942
NET ASSETS	$	91,209
Net Assets Consist of:		
Undistributed net investment income	$	379
Accumulated undistributed net realized gain		9,746
Net unrealized gain		13,309
Paid-in capital applicable to 4,090,856 shares of $0.01 par value capital stock outstanding; 9,000,000,000 shares of the Corporation authorized		67,775
NET ASSETS	$	91,209

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

		Year Ended 10/31/14
Investment Income (Loss)		
Dividend income		$ 1,278
Expenses		
Investment management		564
Shareholder servicing		
Investor Class	$ 119	
Advisor Class	1	120
Rule 12b-1 fees		
Advisor Class		2
Prospectus and shareholder reports		
Investor Class	24	
Advisor Class	2	26
Custody and accounting		183
Registration		55
Legal and audit		52
Directors		1
Proxy and annual meeting		2
Miscellaneous		16
Reductions/repayments of fees and expenses		
Investment management fees repaid		3
Expenses reimbursed by manager		(143)
Total expenses		881
Net investment income		397
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		12,961
Foreign currency transactions		256
Net realized gain		13,217
Change in net unrealized gain / loss		
Securities		(4,413)
Other assets and liabilities denominated in foreign currencies		40
Change in net unrealized gain / loss		(4,373)
Net realized and unrealized gain / loss		8,844
INCREASE IN NET ASSETS FROM OPERATIONS		$ 9,241

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

		Year Ended 10/31/14		10/31/13
Increase (Decrease) in Net Assets				
Operations				
Net investment income	$	397	$	495
Net realized gain		13,217		6,267
Change in net unrealized gain / loss		(4,373)		9,279
Increase in net assets from operations		9,241		16,041
Distributions to shareholders				
Net investment income				
Investor Class		(311)		(489)
Advisor Class		(2)		(4)
Net realized gain				
Investor Class		(4,501)		–
Advisor Class		(42)		–
Decrease in net assets from distributions		(4,856)		(493)
Capital share transactions*				
Shares sold				
Investor Class		19,655		20,146
Advisor Class		232		56
Distributions reinvested				
Investor Class		4,135		414
Advisor Class		14		1
Shares redeemed				
Investor Class		(23,270)		(16,232)
Advisor Class		(47)		(32)
Redemption fees received		11		10
Increase in net assets from capital share transactions		730		4,363
Net Assets				
Increase during period		5,115		19,911
Beginning of period		86,094		66,183
End of period	**$**	**91,209**	**$**	**86,094**
Undistributed net investment income		379		295

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Global Growth Stock Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital through investments primarily in the common stocks of large-cap companies throughout the world, including the U.S. The fund has two classes of shares: the Global Growth Stock Fund original share class, referred to in this report as the Investor Class, offered since October 27, 2008, and the Global Growth Stock Fund–Advisor Class (Advisor Class), offered since October 27, 2008. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended October 31, 2014, the fund realized $2,084,000 of net gain on $7,790,000 of in-kind redemptions.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on October 31, 2014:

($000s)	Level 1	Level 2	Level 3	Total Value
	Quoted Prices	Significant Observable Inputs	Significant Unobservable Inputs	
Assets				
Investments in Securities, except:	$ 43,390	$ —	$ —	$ 43,390
Australia	—	870	—	870
Austria	—	412	—	412
Belgium	—	536	—	536
Brazil	—	1,255	—	1,255
Canada	927	213	—	1,140
China	2,203	2,053	—	4,256
Egypt	—	462	—	462
France	—	1,883	—	1,883
Germany	—	1,169	—	1,169
Hong Kong	—	2,351	—	2,351
India	—	3,723	—	3,723
Indonesia	—	2,548	—	2,548
Italy	—	486	—	486
Japan	—	2,831	—	2,831
Malaysia	—	728	—	728
Mexico	1,168	305	—	1,473
Nigeria	—	673	—	673
Peru	1,632	458	—	2,090
Philippines	—	2,576	—	2,576
Singapore	—	1,090	—	1,090
South Africa	—	756	—	756
Spain	—	725	—	725
Sweden	—	2,076	—	2,076
Switzerland	—	2,159	—	2,159

There were no material transfers between Levels 1 and 2 during the year ended October 31, 2014.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended October 31, 2014, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

As of October 31, 2014, the fund held foreign exchange derivatives with a fair value of $57,000, included in Unrealized gain on forward currency exchange contracts, and $11,000, included in Unrealized loss on forward currency exchange contracts, on the accompanying Statement of Assets and Liabilities.

Additionally, during the year ended October 31, 2014, the fund recognized $257,000 of realized gain on Foreign Currency Transactions and a $42,000 change in unrealized gain/loss on Foreign Currency Transactions related to its investments in foreign exchange derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in derivatives, such as bilateral swaps, forward currency exchange contracts, or OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives), and thereby expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of October 31, 2014, no collateral was pledged by either the fund or counterparties for bilateral derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended October 31, 2014, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 2% and 4% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At October 31, 2014, approximately 27% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

When-Issued Securities The fund may enter into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $90,878,000 and $93,780,000, respectively, for the year ended October 31, 2014.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. For the year ended October 31, 2014, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended October 31, 2014 and October 31, 2013, were characterized for tax purposes as follows:

At October 31, 2014, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment companies and/or certain open derivative contracts for tax purposes.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2014, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are also each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a reimbursement or waiver.

Pursuant to this agreement, management fees in the amount of $3,000 were repaid and expenses in the amount of $143,000 were reimbursed by Price Associates during the year ended October 31, 2014. Including these amounts, management fees waived and expenses previously reimbursed by Price Associates in the amount of $490,000 remain subject to repayment at October 31, 2014.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended October 31, 2014, expenses incurred pursuant to these service agreements were $143,000 for Price Associates; $83,000 for T. Rowe Price Services, Inc.; and $5,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of October 31, 2014, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 449,608 shares of the Investor Class, and 25,000 shares of the Advisor Class, aggregating 12% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price International Funds, Inc. and
Shareholders of T. Rowe Price Global Growth Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Global Growth Stock Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 16, 2014

Tax Information (Unaudited) for the Tax Year Ended 10/31/14

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $2,556,000 from short-term capital gains,

  $2,884,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $984,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $323,000 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $889,000 and foreign taxes paid of $62,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to present); Director, IBM (2007 to present)
[163]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
1991	present); Director and Advisory Board Member, Deutsche Bank
[163]	North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004
to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1988
[163]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial Realty
(1951)	Trust, owner and operator of industrial properties (2009 to present);
2013	Chairman of the Board (2005 to present), Interim Chief Executive
[163]	Officer (2007), and Director (1999 to present), Starwood Hotels &
Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies (1997
(1952)	to present); Chairman of Compensation Committee and Director,
2012	Syniverse Holdings, Inc. (2008 to 2011)
[163]

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital
(1943)	Group, an advisory and investment banking firm (2004 to present);
2003	Director, Eli Lilly and Company (1987 to present); Director, Simon
[163]	Property Group (2004 to present); Director, Norfolk Southern (2008 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[163]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization
[163]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisors (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[163]	General Growth Properties, Inc. (2010 to 2013); Director, BXMT
(formerly Capital Trust, Inc.), a real estate investment company
(2012 to present); Director and Chairman of the Board, Brixmor
Property Group, Inc. (2013 to present); Director, Hilton Worldwide
(2013 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[163]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[163]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
and Director, T. Rowe Price International; Chairman of the Board,
Chief Executive Officer, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[109]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Roy H. Adkins (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher D. Alderson (1962)	Company’s Representative, Director, and Vice
President	President, Price Hong Kong; Director and Vice
President, T. Rowe Price International and
Price Singapore; Vice President, T. Rowe Price
Group, Inc.

Syed H. Ali (1970)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.; formerly Research Analyst,
Credit Suisse Securities (to 2010)

Paulina Amieva (1981)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Malik S. Asif (1981)	Vice President, T. Rowe Price International;
Vice President	formerly student, The University of Chicago
Booth School of Business (to 2012);
Investment Consultant–Middle East and North
Africa Investment Team, International Finance
Corporation–The World Bank Group (to 2010)

Hari Balkrishna (1983)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly intern,
T. Rowe Price (to 2010)

Sheena L. Barbosa (1983)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Luis M. Baylac (1982)	Vice President, T. Rowe Price International
Vice President

Oliver D.M. Bell, IMC (1969)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International; formerly Head of
Global Emerging Markets Research, Pictet Asset
Management Ltd. (to 2011)

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Peter I. Botoucharov (1965)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Director,
EMEA Macroeconomic Research and Strategy
(to 2012); Independent Financial Advisor,
Global Source (to 2010)

Tala Boulos (1984)	Vice President, T. Rowe Price International;
Vice President	formerly Vice President, CEEMEA Corporate
Credit Research, Deutsche Bank (to 2013)

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Ryan N. Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sheldon Chan (1981)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Associate Director,
HSBC (Hong Kong) (to 2011)

Tak Yiu Cheng, CFA, CPA (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Carolyn Hoi Che Chu (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Director, Bank of
America Merrill Lynch and Co-head of credit
and convertibles research team in Hong Kong
(to 2010)

Archibald Ciganer Albeniz, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Richard N. Clattenburg, CFA (1979)	Vice President, Price Singapore, T. Rowe
Executive Vice President	Price, T. Rowe Price Group, Inc., and T. Rowe
Price International

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Andrew S. Davis (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Richard de los Reyes (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Michael Della Vedova (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jessie Q. Ding (1981)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Bridget A. Ebner (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Luis Fananas (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Equities
Research Director, Deutsche Bank (to 2012)

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Melissa C. Gallagher (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Vishnu Vardhan Gopal (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Paul D. Greene II (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Benjamin Griffiths, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Richard L. Hall (1979)	Vice President, T. Rowe Price; formerly
Vice President	Financial Attaché, U.S. Department of Treasury,
International Affairs Division (to 2012)

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Stefan Hubrich, Ph.D., CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Arif Husain, CFA (1972)	Vice President, T. Rowe Price Group, Inc.,
Executive Vice President	and T. Rowe Price International; formerly
Director/Head of UK and Euro Fixed Income,
AllianceBernstein

Leigh Innes, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Tetsuji Inoue (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Equity
Sales, JP Morgan Chase Securities Ltd. (to
2012); Equity Specialist Technology, ICAP PLC
(to 2010)

Michael Jacobs (1971)	Vice President, T. Rowe Price International;
Vice President	formerly Vice President, JP Morgan Asset
Management (to 2013)

Randal S. Jenneke (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Senior
Portfolio Manager, Australian Equities (to 2010)

Jin W. Jeong (1976)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price International

Prashant G. Jeyaganesh (1983)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Yoichiro Kai (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jai Kapadia (1982)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly student, MIT Sloan
School of Management (to 2011)

Andrew J. Keirle (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Christopher J. Kushlis, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Shengrong Lau (1982)	Vice President, Price Singapore; formerly
Vice President	student, The Wharton School, University
of Pennsylvania (to 2012); Private Equity
Associate–Financial Services, Stone Point
Capital (to 2010)

Mark J. Lawrence (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

David M. Lee, CFA (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Christopher C. Loop, CFA (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Anh Lu (1968)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Ryan Martyn (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jonathan H.W. Matthews, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Jihong Min (1979)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.; formerly Financial Analyst,
Geosphere Capital Management, Singapore
(to 2012)

Eric C. Moffett (1974)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Samy B. Muaddi, CFA (1984)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Joshua Nelson (1977)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sridhar Nishtala (1975)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Chief Legal Officer, Vice President, and
Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Michael D. Oh, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Kenneth A. Orchard (1975)	Vice President, T. Rowe Price Group, Inc.,
Vice President	and T. Rowe Price International; formerly Vice
President, Moody’s Investors Service (to 2010)

Curt J. Organt, CFA (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul T. O’Sullivan (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Seun A. Oyegunle, CFA (1984)	Employee, T. Rowe Price International; formerly
Vice President	student, The Wharton School, University of
Pennsylvania (to 2013); Summer Investment
Analyst, T. Rowe Price International (2012);
Analyst, Asset & Resource Management Limited
(to 2012); Analyst, Vetiva Capital Management
Limited (to 2011)

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Craig J. Pennington, CFA (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Global
Energy Analyst, Insight Investment (to 2010)

Austin Powell, CFA (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Vivek Rajeswaran (1985)	Vice President, T. Rowe Price; formerly student,
Vice President	Columbia Business School (to 2012)

Frederick A. Rizzo (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

David L. Rowlett, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Sebastian Schrott (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Amitabh Shah (1980)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jeneiv Shah, CFA (1980)	Vice President, T. Rowe Price International;
Vice President	formerly Analyst, Mirae Asset Global
Investments (to 2010)

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John C.A. Sherman (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Gabriel Solomon (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Eunbin Song, CFA (1980)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

David A. Stanley (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Joshua K. Spencer, CFA (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Ju Yen Tan (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Sin Dee Tan, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Siby Thomas (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Mitchell J.K. Todd (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Kes Visuvalingam, CFA (1968)	Vice President, Price Hong Kong, Price
Vice President	Singapore, and T. Rowe Price Group, Inc.

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Hiroshi Watanabe, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Clive M. Williams (1966)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price International

J. Howard Woodward, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Marta Yago (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Ernest C. Yeung, CFA (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Alison Mei Ling Yip (1966)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Wenli Zheng (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,159,000 and $1,828,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 16, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 16, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date December 16, 2014